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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 6, 2007


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                   000-21531             05-0376157
   (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

On December 6, 2007, the Compensation Committee of the Board of Directors of United Natural Foods, Inc. (the "Company"), approved the annual equity grants for fiscal 2008 for the Company's non-employee directors and executive officers. For fiscal 2008, these grants are in the forms of restricted stock units under the Company's 2004 Equity Incentive Plan and stock options under the Company's 2002 Stock Incentive Plan. Each restricted stock unit represents a right to receive one share of the Company's common stock upon vesting. One-third of the restricted stock units and stock options granted to each of the Company's non-employee directors vested on the grant date and the remaining two-thirds of such restricted stock units and stock options vest in two equal annual installments beginning on the first anniversary of the grant date. The restricted stock units and the stock options granted to each executive officer vest in four equal annual installments beginning on the first anniversary of the grant date. The exercise price for each such stock option is $28.32, which was the closing price of the Company's common stock on the Nasdaq National Market on the grant date. The form of Restricted Unit Agreement pursuant to which the restricted stock unit grants were made is attached as exhibit 10.1 to this Form 8-K.

The Company's named executive officers received the following grants on December 6, 2007:

Name and Principal Position               Stock Options   Restricted Stock Units
---------------------------               -------------   ----------------------

Michael S. Funk                              15,000              18,000
Chief Executive Officer and President

Mark E. Shamber                               6,000               7,200
Vice President, Chief Financial Officer
and Treasurer

Richard Antonelli                             7,000               8,400
Executive Vice President, Chief
Operating Officer and President of
United Distribution

Daniel V. Atwood                              7,000               8,400
Executive Vice President, Chief
Marketing Officer, President of United
Natural Brands and Secretary

Michael Beaudry                               6,000               7,200
President of Eastern Region


Item 7.01.  Regulation FD Disclosure.

On December 10, 2007, the Company issued a press release announcing the results of its 2007 Annual Meeting of Stockholders. A copy of this press release is attached as exhibit 99.1 to this Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Shell Company Transactions: Not Applicable

      (d)   Exhibits.

            Exhibit No.  Description
            -----------  -----------

            10.35        Form of Restricted Unit Agreement

             99.1 Press Release, dated December 10, 2007: United Natural Foods Promoted Carl F. Koch and Announces Executive Appointment of Robert A. Sigel; Announces 2007 Annual Meeting Results.


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Mark E. Shamber
                                              ----------------------
                                              Mark E. Shamber
                                              Vice President and Chief Financial
                                              Officer

                                          Date: December 12, 2007